UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 22, 2005

Date of Report (Date of earliest
event reported)

HYPERSPACE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8480 East Orchard Road, Suite 6600, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

(303) 566-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

HyperSpace Communications, Inc Shareholders Approve Acquisition of MPC Computers and other proposals..  On July 22, 2005, HyperSpace Communications, Inc. issued a press release announcing shareholder approval of four proposals related to the acquisition of MPC Computers, Inc.  A copy of the press release issued by HyperSpace Communications, Inc. regarding the definitive agreement to acquire MPC Computers, LLC is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(c) Exhibits

99.1                        Press release issued by HyperSpace Communications, Inc. dated July 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperSpace Communications, Inc.

Dated: July 22, 2005	By:	/s/ Mark Pougnet
Mark Pougnet
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by HyperSpace Communications, Inc. dated July 22, 2005.